EAGLE BANCORP, INC.

September 2011

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements
This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions, including expectations regarding the proposed merger with Alliance Bankshares Corporation, which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

Additional Information About The Merger And Where To Find It
In connection with the proposed merger of Eagle and Alliance Bankshares Corporation, Eagle and Alliance will file a proxy statement/prospectus and other relevant documents concerning the merger with the Securities and Exchange Commission (the "SEC"). The proxy statement/prospectus will be mailed to the shareholders of Alliance. Investors and security holders of Eagle and Alliance are urged to read the proxy statement/prospectus, the documents incorporated by reference in the proxy statement/prospectus, the other documents filed with the SEC and the other relevant materials when they become available, because they will contain important information about Eagle, Alliance, the merger and the transactions contemplated by the merger.

Additional Information About The Merger And Where To Find It (Continued)

Investors will be able to obtain these documents free of charge at the SEC's web site (http://www.sec.gov). In addition, documents filed with the SEC by Eagle Bancorp, Inc. will be available free of charge from Eagle's Investor Relations at (301) 986-1800, on Eagle's website at www.eaglebankcorp.com under the tab "Investor Relations" and then under the heading "SEC Filings" or from Alliance's Investor Relations at (703) 814-7200 or on Alliance's website at www.alliancebankva.com under the tab "Investor Relations" and then under the heading "Press Releases" or under the heading "Documents/SEC Filings."

Eagle, Alliance and their respective directors, executive officers, and certain other members of management and employees of Eagle, Alliance and their respective subsidiaries may be deemed to be participants in the solicitation of proxies from shareholders of Alliance in connection with the proposed merger. Information about the directors and executive officers of Eagle is set forth in Eagle's proxy statement for the 2011 annual meeting of shareholders filed with the SEC on April 7, 2011. Information about the directors and executive officers of Alliance is set forth in Alliance's Amendment No. 1 to its Annual Report on Form 10-K filed with the SEC on May 2, 2011. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

For further information on the Company, please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in Bethesda, Maryland
  - $2.4 billion in assets, focused on Washington, DC Metro Area with 14 branches
  - Commercially oriented business model with **deep relationships** on loan and deposit side of balance sheet
  - 2nd largest bank headquartered in Maryland by Assets and Market Capitalization
- Positioned as an alternative solution between small community banks and regional / money center banks
  - Growth oriented culture based on sales and service
  - Provides customers with immediate access to senior management/decision-makers with local market knowledge
  - Largest deposit market share in Washington, DC (proper) of any locally-based community bank, and 4th largest locally-based community bank in the Metro Area
  - Quickly becoming the leading community bank in the Washington, DC Metro Area

Note: Financial data at June 30, 2011. Deposit market share data as of June 30, 2010.

History of Growth

- Founding members had extensive banking experience
- Commenced operations with three Maryland branches - July, 1998
- Raised $46.5 million in initial and secondary subscription offerings - 1997* and 2003*
- Reached $500 million in assets in 2004
- Private placement of $12.1 million of subordinated debt – August 2008 (Current balance $9.3 million)
- Fidelity & Trust Financial Corporation ("F&T") acquisition completed - August 31, 2008
- $1.4 billion of assets upon completion of acquisition
- Placed $38.2 million of TARP Preferred Stock - December, 2008 (Redeemed – July 2011)
- $55 million common stock offering – September, 2009*
- Placed $56.6 million of SBLF Preferred Stock – July 2011
- Ten consecutive quarters of increasing Net Income through June, 2011
- Entered Definitive Agreement to acquire Alliance Bankshares Corporation ("ABVA") – July 2011, Transaction expected to close during the 4th Quarter of 2011

*1997, 2003 and 2009 subscription offerings were over subscribed

Summary Statistics – June 30, 2011

Total Assets:	**$2.4 billion**
Total Loans:	**$1.9 billion**
Total Deposits:	**$1.9 billion**
Tangible Common Equity:	**$189.7 million**
Tangible Book Value per Common Share (1):	**$9.56**
Shares Outstanding:	**19,849,042**
TARP Preferred:	**$23.2 million (redeemed July 14, 2011)**
Headquarters:	**Bethesda, Maryland**
Market Capitalization (at close September 1, 2011):	**$234.2 million**
Insider Ownership:	**17%**
Institutional Ownership:	**42%**
Member of Russell 3000 (Added June 26, 2009)	**Yes**

Note: Data at June 30, 2011 unless otherwise noted. (1) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on Page 47 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

EagleBank Locations


Loudoun County
Montgomery County
Reston
Bethesda
Washington, DC
Prince George's County
Tyson's Corner
Fairfax County
Falls Church
Arlington
Alexandria
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

Branch Locations	
Maryland	**7**
Washington, DC	**5**
Virginia	**2**
	14
In-Process	**3**
Total	**17**

Nationally Recognized Financial Performance

- Named to the Class of 2011 Sm-All Stars by Sandler O'Neill + Partners as one of the Top 25 best performing small cap banks and thrifts in the nation.
- In 2011, ranked by the *American Banker* in the top 150 banks in the country for C&I loan activity and efficiency ratio
- For 2011, cited by Stifel Nicolaus as one of 23 community banks with stock rated as a "buy"
- For 2010, EagleBank was one of 40 banks named to the Honor Roll of Community Banks by Keefe, Bruyette and Woods
- For 2010, EagleBank was ranked 62nd among the best performing community banks in the US by SNL Financial. The only Maryland based company on the list, EagleBank was ranked 8th in total asset growth and 9th in total loan growth.

Financial Indicators – Regional Peer Analysis

Key Ratios (at or for the quarter ended June 30, 2011):	EGBN	Peers
Net Interest Margin	4.32%	3.76%
Efficiency Ratio *	55.13%	67.97%
NPAs + 90 Days Past Due/Total Assets	1.47%	2.82%
NPLs + 90 Days Past Due/Total Loans	1.60%	3.32%
Allowance Loan Losses/Gross Loans	1.41%	2.08%
Tangible Common Equity/Tangible Assets	8.07%	8.25%
Return on Average Assets	1.01%	0.29%
Return on Average Equity	10.16%	1.85%

* EGBN Includes merger and conversion related expenses

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above.
Source: SNL Financial

Financial Indicators – Local Peer Analysis

	EGBN	Peers
Loan Growth (June 30, 2010 - June 30, 2011)		
■ Commercial & Industrial	30.14%	20.40%
■ Commercial Real Estate	23.92%	1.84%
■ Construction & Development	46.52%	(11.35%)
■ Total Loans	29.52%	1.91%
Deposit Growth (June 30, 2010 - June 30, 2011)		
■ Demand Deposits	39.22%	11.05%
■ Money Market Accounts	15.35%	5.02%
■ Certificates of Deposit	11.26%	(8.43%)
■ Total Deposits	22.99%	(1.77%)

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Alliance Bank Corp., Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank and Virginia Commerce Bank.
Source: SNL Financial

Consistent Balance Sheet Growth


Total Assets
Millions of Dollars
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
EGBN CAGR 25.5%
EGBN CAGR 20.7% (Excluding F&T Acquisition)
Peer CAGR: 7.4%[1]
06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above.

Source: SNL Financial

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
Thousands of Dollars
$5,754
EGBN Net Income CAGR: 23.7%
EGBN Net Income Available to Common CAGR: 19.6%
Peer CAGR: -4.7%[1]
06Q2
06Q3
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above.

Source: SNL Financial

Pre-Tax, Pre-Provision Income



Quarterly Pre-Tax Pre-Provision Net Revenue
Millions of Dollars
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$12,154
EGBN CAGR: 27.3%
Peer CAGR: 4.3%
06Q2
06Q3
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above.

Source: SNL Financial

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA

(Dollar Values in Thousands)

Rank	Local Rank	Company Name	Headquarters City	State	Branches in List	June 30,2009 Balance	June 30,2010 Balance	Annual Growth	2010 Market Share	
1		Capital One	McLean	VA	217	$ 30,665,416	$ 26,627,589	-13.17%	19.25%	
2		Wells Fargo & Co	San Francisco	CA	152	$ 16,691,687	19,693,644	17.98%	14.23%	
3		Bank of America	Charlotte	NC	184	$ 17,804,181	17,696,939	-0.60%	12.79%	
4		SunTrust	Atlanta	GA	181	$ 13,173,819	14,458,364	9.75%	10.45%	80%
5		BB&T Corp	Winston-Salem	NC	186	$ 12,450,289	12,262,904	-1.51%	8.86%	
6		PNC Bank	Pittsburgh	PA	179	$ 7,675,874	8,307,917	8.23%	6.00%	
7		Citibank	New York	NY	39	$ 4,205,997	5,050,089	20.07%	3.65%	
8		M&T Bank Corp	Buffalo	NY	105	$ 3,468,888	3,508,550	1.14%	2.54%	
9		HSBC Bank	London		11	$ 2,374,294	2,636,799	11.06%	1.91%	
10	1	Virginia Commerce Bank	Arlington	VA	29	$ 2,191,741	2,314,974	5.62%	1.67%	
11	2	Sandy Spring Bank	Olney	MD	32	$ 2,121,170	2,188,958	3.20%	1.58%	
12		United Bank	Parkersburg	WV	37	$ 2,261,128	2,121,796	-6.16%	1.53%	
13	3	Burke & Herbert Bank & Trust	Alexandria	VA	22	$ 1,478,080	1,698,389	14.91%	1.23%	
14	**4**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**12**	**$ 1,259,717**	**1,580,555**	**25.47%**	**1.14%**	
15		Toronto Dominion Bank	Toronto		33	$ 1,317,784	1,471,211	11.64%	1.06%	
16	5	Cardinal Financial Corp	McLean	VA	26	$ 1,270,279	1,368,119	7.70%	0.99%	
17		Acacia Federal Savings Bank	Falls Church	VA	1	$ 1,024,872	950,269	-7.28%	0.69%	
18	6	Middleburg Financial Corp	Middleburg	VA	8	$ 838,366	863,043	2.94%	0.62%	
19	7	Access National Corp	Reston	VA	5	$ 544,911	608,069	11.59%	0.44%	
20	8	Presidential Bank, FSB	Bethesda	MD	9	$ 550,638	539,058	-2.10%	0.39%	
21	9	Union First Market Bank	Bowling Green	VA	15	$ 483,362	528,049	9.25%	0.38%	
22	10	Fauquier Bank	Warrenton	VA	10	$ 412,892	493,053	19.41%	0.36%	
23	11	Alliance Bank Corp	Chantilly	VA	6	$ 516,585	486,681	-5.79%	0.35%	
24	12	Community Bank of Tri-County	Waldorf	MD	7	$ 384,554	456,482	18.70%	0.33%	
25	13	American Bank Holdings	Greenbelt	MD	6	$ 411,685	393,949	-4.31%	0.28%	
		All Others			251	$ 8,738,023	8,825,678	1.00%	6.57%	
			Total		**1,763**	**$ 134,316,232**	**$ 138,350,208**	**3.00%**	**100%**	

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park

Note: Shaded companies in grey denote those companies headquartered outside of Washington, D.C. Metro Area. Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.

Source: FDIC, as of June 30, 2010

Loan Portfolio Composition

Loan Portfolio by Type



Land
4.3%
Home Equity
4.7%
Other Consumer
0.2%
C&I
24.8%
Construction
14.7%
Residential Mortgage
1.9%
Owner Occupied CRE
12.4%
Income Producing CRE
37.0%

Loan Portfolio by Location



Prince William
1.0%
Other VA
2.3%
Other USA
4.4%
Loudoun
1.7%
Fairfax
6.8%
Arlington
2.0%
Alexandria
2.1%
Montgomery
26.9%
Prince George's
7.9%
Washington DC
35.1%
Other MD
9.8%

Total Gross Loans: $1.9 Billion

Note: At June 30, 2011

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Investment CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland										
Montgomery	$ 176,410	$ 63,001	$ 166,200	$ 38,376	$ 9,734	$ 6,374	$ 61,419	$ 4,252	$ 525,766	27.0%
Prince George's	31,755	18,323	88,369	10,806	1,922	405	1,868	69	153,517	7.9%
Other MD	16,406	28,198	86,687	38,038	16,056	1,103	3,998	170	190,656	9.8%
Washington, DC	$ 154,890	$ 93,452	$ 251,234	$133,651	$ 11,205	$ 22,699	$ 14,613	$ 806	$ 682,550	35.0%
Virginia										
Alexandria	7,537	11,464	13,548	-	5,500	1,492	739	74	40,354	2.1%
Arlington	12,401	-	7,548	16,558	1,189	780	1,024	107	39,607	2.0%
Fairfax	$ 42,726	$ 9,407	$ 54,474	$ 9,284	$ 14,206	$ 350	$ 2,466	$ 148	$ 133,061	6.8%
Loudoun	3,923	1,158	10,518	14,632	523	-	1,463	27	32,244	1.7%
Prince William	959	1,831	4,760	6,300	5,134	554	380	46	19,964	1.0%
Other VA	5,649	10,811	14,708	3,068	9,620	240	1,449	46	45,591	2.3%
Other USA	$ 30,024	$ 4,621	$ 21,404	$ 15,747	$ 9,039	$ 2,836	$ 1,369	$ 126	$ 85,166	4.4%
Total	$ 482,680	$ 242,266	$ 719,450	$286,460	$ 84,128	$ 36,833	$ 90,788	$ 5,871	$1,948,476	100.0%

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Residential Mortgages are Held for Sale, all loans are price locked and pre-sold

Note: At June 30, 2011

Diversified Commercial Real Estate Portfolio

Construction Loans by Type



Storage 2.5%
UCC-1 Blanket Lien 0.1%
Apt to Condo Conversion 4.2%
Assignment of RE Sec. Note 3.3%
Cash Value Life Insurance 0.0%
Education 1.2%
Farmland 0.1%
Healthcare 1.6%
Industrial 7.1%
Land 4.0%
Mixed Use - Predom. Com'l 6.6%
Mixed Use - Predom. Resid. 5.8%
Mixed Use - Predom. Retail 0.9%
Multifamily 10.5%
Office 13.7%
Office Condo 0.1%
Residential Condo 13.2%
Retail - Single Tenant 1.2%
Retail 4+ Tenant/Strip Center 0.7%
Single & 1-4 Family 22.7%

Total: $286.5 Million

Investment CRE by Type



Retail - Single Tenant 2.8%
Retail - 2/3 Tenant 2.8%
Retail 4+ Tenant/Strip Center 7.5%
UCC-1 Blanket Lien 0.3%
Office Condo 0.9%
Retail Condo 0.6%
Office 21.6%
Special Use 0.0%
Health Care 1.4%
Eductation 1.6%
Storage 1.5%
Restaurant 0.2%
Gas Station 0.6%
Church 0.8%
Amusement/Entertainment 0.2%
Hotel/Motel 5.5%
Coop 0.0%
Residential Condo 3.4%
Mutlifamily 10.1%
Single & 1-4 Family 11.5%
Cash 0.3%
Marketable Securities 0.0%
Unsecured 0.2%
Other Assignment 1.2%
Partnership Interests 1.7%
Mixed Use - Predom. Retail 1.3%
Assignment of RE Sec. Note 3.2%
Mixed Use - Predom. Com'l 5.3%
Mixed Use - Predom. Resid. 2.7%
Leasehold DOT 2.0%
Land 2.8%
Special Use 0.3%
Industrial 5.8%

Total: $719.5 Million

Note: At June 30, 2011

Credit Quality Trends

(Dollars Values in Thousands)	As of Sep 2009	As of Dec 2009	As of Mar 2010	As of Jun 2010	As of Sep 2010	As of Dec 2010	As of Mar 2011	As of Jun 2011
30-89 Days Past Due	$ 11,499	$ 18,849	$ 29,336	$ 31,259	$ 28,125	$ 31,495	$ 25,744	$ 25,727
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	22,775	22,024	20,977	24,026	23,372	23,998	31,888	29,931
Restructured Loans	-	-	-	1,297	1,289	1,289	1,289	1,289
Total Nonperforming Loans (NPLs)	$ 22,775	$ 22,024	$ 20,977	$ 25,323	$ 24,661	$ 25,287	$ 33,177	$ 31,220
Other Real Estate Owned (OREO)	4,581	5,106	3,906	3,556	4,581	6,701	3,529	3,434
Total Nonperforming Assets	$27,356	$27,130	$24,883	$28,879	$29,242	$31,988	$36,706	$34,654
NPAs + 90 Days Past Due/Assets	1.63%	1.50%	1.36%	1.49%	1.46%	1.53%	1.68%	1.47%
Reserves	$ 19,929	$ 20,619	$ 21,045	$ 21,741	$ 22,240	$ 24,754	$ 25,582	$ 27,475
Reserves/Loans	1.51%	1.47%	1.47%	1.45%	1.45%	1.48%	1.43%	1.41%
Reserves/NPLs	87.50%	93.62%	100.33%	85.86%	90.18%	97.89%	77.11%	88.00%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.48%	0.54%	0.36%	0.38%	0.39%	0.26%	0.30%	0.28%

- Asset Quality remains at a very strong level
- An adequate Allowance is being maintained

Deposit Composition

(Dollar Values in Thousands)	As of June 30, 2010		As of December 31, 2010		As of June 30, 2011	
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total
Noninterest Bearing	$ 313,812	19.9%	$ 400,291	23.2%	$ 436,880	22.5%
Interest Bearing Transaction	54,489	3.5%	61,771	3.6%	67,458	3.5%
Savings & Money Market	709,987	45.0%	737,071	42.6%	819,004	42.2%
Core CD's	439,582	27.9%	467,544	27.1%	406,267	20.9%
Wholesale CD's	60,121	3.7%	60,121	3.5%	211,225	10.9%
Total Deposits	$ 1,577,991	100%	$ 1,726,798	100%	$ 1,940,834	100%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Taking business from regional/super-regional banks, but demanding relationship pricing
- Recent growth in Wholesale CD's to lock in longer term at favorable cost of funds, Average Rate - 1.71%

Superior Relationships/Net Interest Margin


EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
F&T closed August 31, 2008
4.32%
3.76%
2Q2006
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.

Source: SNL Financial

Capital Strength

(Dollars Values in Thousands)	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	Pro Forma
Total Assets	$1,832,991	$1,937,265	$ 2,006,146	$ 2,089,370	$ 2,186,268	$ 2,353,716	$ 2,387,081
Total Capital	$ 192,465	$ 196,743	$ 202,301	$ 204,716	$ 210,119	$ 217,027	$ 250,392
Tier 1 Leverage Ratio	10.00%	9.84%	9.66%	9.32%	9.44%	9.07%	10.53%
Tier 1 Risk Based Capital Ratio	11.77%	11.15%	10.88%	9.91%	10.03%	9.64%	11.20%
Total Risk Based Capital Ratio	13.50%	12.85%	12.66%	11.64%	11.75%	11.33%	12.89%
Tangible Common Equity Ratio (1)	9.06%	8.79%	8.77%	8.53%	8.39%	8.07%	8.07%

1) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on page 47 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $56.6 million of SBLF Preferred Stock placed in July, 2011, all remaining TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million

Market Information –Washington, DC Metropolitan Statistical Area

- Population 6.2 Million
  - 5th largest market in the U.S.
- Employment 2.9 Million
  - Average annual job creation is 39,500
  - Highest in net new job growth in the U.S. over last decade
  - Washington DC Metro area has highest concentration of fastest growing private companies in U.S. (according to Inc. Magazine)
- Gross Regional Product (GRP) $443 Billion
  - 5th largest regional economy in the U.S.
  - 5.3% CAGR in GRP over last 20 years
  - Federal Government Spending is 34.9% of GRP

Source: Greater Washington Initiative 2010 Regional Report

Unemployment Rate- Largest US Markets
May, 2011


12
10
8
6
4
2
0
5.7
US
8.7%
Washington
Minneapolis
Boston
Dallas
Phoenix
Houston
New York
Philadelphia
Seattle
SF-Oakland
Chicago
Atlanta
Los Angeles
Miami
Detroit

Source: BLS, NOT Seasonally Adjusted

Greater Washington Economy - 2010

Total Federal Spending = 34.9% of GRP



Other Federal
15.7%
International
4.3%
Hospitality
2.2%
Associations
2.0%
Federal Procurement
19.2%
Non-Local Business
12.0%
Other
8.0%
Local Business
36.6%

Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

Average Sales Price Percent Change Washington MSA
All Housing Types


Annual Change
Annual Change by Month
2008
2009
2010
2011
%
30
20
10
0
-10
-20
-30
2000
2002
2004
2006
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May

Source: MRIS, GMU Center for Regional Analysis

New Condominium Inventory

Washington DC


6000
5000
4000
3000
2000
1000
0
2005
2006
2007
2008
2009
2010
2011

Current Inventory = 821 Units

Source: The Mayhood Co, July , 2011

Looking Ahead

- Complete merger and integration with Alliance Bank
- Focus on organic growth
  - Take advantage of dislocation in market
  - Hire seasoned lenders
  - Focus on relationships to increase deposit penetration
- Profitability
  - Continued focus on Net Interest Margin
  - Grow noninterest components of revenue
  - Diligent expense control to maintain Efficiency Ratio
  - Lower effective tax rate
- Continued emphasis on credit quality

Acquisitions

Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Acquisition #2 (Alliance Bankshares announced July 27,2011)

Alliance Bankshares Corporation Acquisition

Nasdaq: ABVA

- **Strategic Matters:**
  - Opportunity for faster growth in targeted sub-market
  - Acquire expertise in specialty deposit niche
  - In-market acquisition provides superior integration benefits
  - Both institutions are "well connected" to community
  - Attractive customer base

- **Financial Matters: Subject to Adjustment**
  - Stock-for-stock transaction
    - Fixed exchange ratio indicates 2,205,542 shares to be issued, subject to adjustment
    - Purchase price subject to downward adjustment (10 specified matters)
    - Transaction value - based on EGBN closing stock price on July 26th is $31,230,474
  - Price to target's June 30, 2011 book value is 87%
  - Accretive within 12 months of closing (estimated late 4Q2011)

- **Business Matters:**
  - Acquire additional banking offices in Northern Virginia
  - Same core processor (Fidelity)
  - Total assets acquired: $536 million
  - Total loans acquired: $321 million
  - Total deposits acquired: $412 million
  - Last 12 months net income: $1.159 million
  - Last 3 months net income: $394 thousand

Note: ABVA Data at or for the period ended June 30, 2011

Alliance Bankshares Acquisition - Contribution Analysis

(based on data at or for the period ended June 30, 2011)

(dollars in thousands)	EGBN buyer	ABVA seller	Combined	Contribution
Assets	$ 2,353,716	$ 535,988	$ 2,889,704	19%
Investment Securities	$ 250,019	$ 114,370	$ 364,389	31%
Loans	$ 1,948,476	$ 321,489	$ 2,269,965	14%
Deposits	$ 1,940,834	$ 412,032	$ 2,352,866	18%
Intangibles	$ 4,070	$ -	$ 4,070	0%
Net Income 6 mos. 2011	$ 10,890	$ 759	$ 11,649	7%
Outstanding Shares (1)	19,849,042	2,205,542	22,054,584	10%
Tangible Equity	$ 212,957	$ 35,779	$ 248,736	14%
TARP (2)	$ 23,235	0	0	
Banking Offices (3)	13	6	19	

(1) shares for seller represent EGBN shares expected to be issued
(2) redeemed in full on July 14, 2011
(3) certain seller offices will be consolidated

EagleBank Branches – Pro Forma


EagleBank Branches
Alliance Branches
Planned Branches
Frederick
Germantown
Columbia
Howard
Gaithersburg
Montgomery
Aspen Hill
MD
Anne Arundel
Wheaton-Glenmont
Loudoun
Silver Spring
Bethesda
Reston
Washington
Fairfax
Falls Church
Arlington
Washington
DC
Prince George's
VA
Annandale
Alexandria
Alexandria
Burke
Manassas Park
Manassas
Prince William
Fauquier
0
12.5mi
Dale City
Charles
Copyright (C) 2011 SNL Financial LC. All rights reserved

Source: SNL Financial, Company Information

Why Invest in EGBN?

- Driven by Profitability
- Superior Net Interest Margin
- Emphasis on Core Deposits and Deep Relationship Banking
- Strong Organic Growth
- Geographic Market Positioning
- Experienced and Dedicated Board and Management Team – 17% Insider Ownership
- Exceptional Asset Quality Record
- Conservative Securities Portfolio
- Proven Ability to Execute Acquisitions

EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11

Source: SNL Financial

Appendices

Loan Portfolio Trends

(Dollar Values in Thousands)	As of June 30, 2010		As of December 31, 2010		As of June 30, 2011		Annual Growth Rate	Last 6 Months (Annualized)
Loan Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 370,893	24.7%	$ 411,744	24.6%	$ 482,680	24.8%	30.1%	34.5%
Commercial Real Estate:								
Owner Occupied	209,438	13.9%	223,986	13.4%	242,266	12.4%	15.7%	16.3%
Investment	566,669	37.6%	619,714	36.8%	719,450	36.9%	27.0%	32.2%
Land	79,923	5.3%	91,438	5.5%	84,128	4.3%	5.3%	(16.0%)
Construction	173,011	11.5%	216,643	12.9%	286,460	14.7%	65.6%	64.5%
Residential Mortgage	11,227	0.7%	15,977	1.0%	36,833	1.9%	228.1%	261.1%
Home Equity	86,957	5.8%	89,885	5.4%	90,788	4.7%	4.4%	2.0%
Other Consumer	6,295	0.5%	6,113	0.4%	5,871	0.3%	(6.7%)	(7.9%)
Total Loans	$ 1,504,413	100.0%	$ 1,675,500	100.0%	$ 1,948,476	100.0%	29.5%	32.6%

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of June 30, 2011

Risk Rating		Balance	% of Loans
1000 - Prime	$	5,571	0.3%
2000 - Excellent		109,773	5.6%
3000 - Good		781,439	40.2%
4000 - Acceptable		648,506	33.3%
5000 - Acceptable with Risk		293,675	15.1%
6000 - Watch		31,682	1.6%
7000 - Special Mention		30,048	1.5%
8000 - Substandard		46,932	2.4%
9000 - Doubtful		850	0.0%
9999 - Loss		-	0.0%
	$	1,948,476	100.0%


8000 - Substandard 2.4%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
1000 - Prime 0.3%
7000 - Special Mention 1.5%
2000 - Excellent 5.6%
6000 - Watch 1.6%
5000 - Acceptable with Risk 15.1%
3000 - Good 40.2%
4000 - Acceptable 33.3%

- Loan portfolio and risk ratings reviewed by independent, third-party credit review quarterly

Geographic Detail of NPA's

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Investment CRE	Residential Mortgage	Construction	Land	Home Equity	Other Consumer	TOTAL NPLs	OREO	TOTAL NPAs
Maryland											
Montgomery	$ 1,901	$ -	$ -	$ -	$ 167	$ 535	$ 199	$ 8	$ 2,810	$ -	$ 2,810
Prince George's	4	295	1,207	253	-	1,304	-	-	3,063	859	3,922
Other MD	470	-	-	-	1,898	969	-	-	3,337	140	3,477
Washington DC	1,134	-	1,113	-	13,820	300	187	-	16,554	1,985	18,539
Virginia											
Alexandria	30	-	-	-	-	-	-	-	30	-	30
Arlington	-	-	-	-	-	-	-	-	-	-	-
Fairfax	488	-	-	-	-	-	74	-	562	-	562
Loudoun	-	-	-	-	-	-	185	-	185	-	185
Prince William	-	-	-	554	-	-	-	-	554	-	554
Other VA	-	-	-	240	82	-	-	-	322	450	772
Other USA	621	-	2,200	-	-	982	-	-	3,803	-	3,803
Total	$ 4,648	$ 295	$ 4,520	$ 1,047	$ 15,967	$ 4,090	$ 645	$ 8	$ 31,220	$ 3,434	$ 34,654

Note: At June 30, 2011

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	June 30, 2011				
US Treasury Securities	$ -	$ -	$ -	$ -	0.0%
US Government Agency Securities	102,989	1,470	63	104,396	42.1%
Mortgage Backed Securites - GSEs	91,839	2,773	95	94,517	37.5%
Municipal Bonds	49,387	1,470	124	50,733	20.2%
Other Equity Investments	445	-	72	373	0.2%
Total Securities	$ 244,660	$ 5,713	$ 354	$ 250,019	100.00%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	December 31, 2010				
US Treasury Securities	$ -	$ -	$ -	$ -	0.0%
US Government Agency Securities	67,288	1,253	143	68,398	30.0%
Mortgage Backed Securites - GSEs	107,425	2,903	419	109,909	47.8%
Municipal Bonds	49,459	658	749	49,368	22.0%
Other Equity Investments	445	-	72	373	0.2%
Total Securities	$ 224,617	$ 4,814	$ 1,383	$ 228,048	100.00%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	December 31, 2009				
US Treasury Securities	$ -	$ -	$ -	$ -	0.0%
US Government Agency Securities	75,980	412	285	76,107	32.8%
Mortgage Backed Securites - GSEs	122,076	3,501	181	125,396	52.8%
Municipal Bonds	32,845	717	237	33,325	14.2%
Other Equity Investments	436	-	37	399	0.2%
Total Securities	$ 231,337	$ 4,630	$ 740	$ 235,227	100.00%

- Portfolio has $5.4 million of net unrealized gains at June 30, 2011
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.6 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	23	13
Robert P. Pincus	Vice Chairman	38	3
Michael T. Flynn	EVP & COO - Eagle Bancorp	40	7
Susan G. Riel	Sr. EVP & COO - EagleBank	35	13
Thomas D. Murphy	President - Community Banking - EagleBank	38	13
Janice L. Williams	EVP & Chief Credit Officer	17	8
Antonio F. Marquez	EVP & Chief CRE Lending Officer	28	1
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	40	6
Laurence E. Bensignor	SVP - Eagle Bancorp	1	1

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 12 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 29 years of experience in the commercial banking industry.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Mr. Flynn has been with EagleBank for 6 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 38 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia and the Maryland Banking School.

Thomas D. Murphy, President, Retail Banking Division

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 12 years and has served as President – Retail Banking Division of the Bank since August 2009. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 34 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

Experienced Management Team

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lender

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate. Lender. Prior to joing EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending Chevy Chase Bank from 2000 to 2003 and prior to that held various lending positions at the Riggs National Bank. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, Senior Vice President, Eagle Bancorp, Inc.

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Historical Balance Sheet

(Dollar Values in Thousands)	2006	2007	2008	2009	2010	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$33,832	$20,142	$29,837	$117,687	$58,114	11.3%	(50.6%)
Securities Available for Sale	91,140	87,117	169,079	245,644	237,576	28.4%	(3.3%)
Total Cash and Securities	124,972	107,259	198,916	363,331	295,690	23.7%	(18.6%)
Gross Loans HFI	625,773	716,677	1,265,640	1,399,310	1,675,500	25.0%	19.7%
Loan Loss Reserves	7,373	8,037	18,403	20,619	24,754	32.8%	20.1%
Loans Held for Sale	2,157	2,177	2,718	1,550	80,571	94.1%	5098.1%
Total Net Loans	620,557	710,817	1,249,955	1,380,241	1,731,317	26.0%	25.4%
Real Estate Owned	-	-	909	5,106	6,701	100.0%	31.2%
Total Intangibles	-	-	2,348	4,240	4,035	100.0%	(4.8%)
Total Servicing Rights	255	236	185	139	153	100.0%	10.1%
Other Assets	27,667	28,088	44,514	52,447	51,474	16.4%	(1.9%)
Total Assets	$773,451	$846,400	$1,496,827	$1,805,504	$2,089,370	25.5%	15.7%
Liabilities							
Deposits	$628,515	$630,936	$1,129,380	$1,460,274	$1,726,798	24.9%	18.3%
FHLB Borrowings	30,000	52,000	105,000	50,000	40,000	100.0%	(20.0%)
Repurchase Agreements	38,064	76,408	98,802	90,790	97,584	24.9%	7.5%
Bank LOC	-	-	-	-	-	100.0%	0.0%
Subordinated Debt	-	-	12,150	9,300	9,300	100.0%	0.0%
Other Liabilities	3,956	5,890	9,124	6,819	10,972	11.9%	60.9%
Total Liabilities	700,535	765,234	1,354,456	1,617,183	1,884,654	25.4%	16.5%
Equity							
Preferred Equity	-	-	36,312	22,612	22,582	100.0%	(0.1%)
Common Equity	73,169	80,582	103,707	163,376	180,076	22.4%	10.2%
Net Unrealized Gain	-253	584	2,352	2,333	2,058	(227.1%)	(11.8%)
Total Equity	72,916	81,166	142,371	188,321	204,716	25.8%	8.7%
Total Liabilities and Equity	$773,451	$846,400	$1,496,827	$1,805,504	$2,089,370	25.5%	15.7%
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	80.91	84.67	84.55	77.50	80.19		
Loans/ Deposits	99.56	113.59	112.07	95.83	97.03		
Reserves/ Loans	1.18	1.12	1.45	1.47	1.48		
Annualized Growth Rates (%)							
Asset Growth Rate	15.05	9.43	76.85	20.62	15.72		
Gross Loans HFI	13.94	14.53	76.60	10.56	19.74		
Deposit Growth Rate	10.48	0.39	79.00	29.30	18.25		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Dec 2009	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Growth Rate 2Q2011 vs 2Q2010	Growth Rate 2Q2011 vs 1Q2011
Assets									
Cash and Equivalents	$117,687	$100,367	$121,718	$99,412	$58,114	$107,165	$87,234	(28.3%)	(18.6%)
Securities Available for Sale	245,644	264,157	247,402	268,676	237,576	238,913	259,641	4.9%	8.7%
Total Cash and Securities	363,331	364,524	369,120	368,088	295,690	346,078	346,875	(6.0%)	0.2%
Gross Loans HFI	1,399,310	1,427,223	1,504,413	1,530,946	1,675,500	1,790,084	1,948,476	29.5%	8.8%
Loan Loss Reserves	20,619	21,045	21,741	22,240	24,754	25,582	27,475	26.4%	7.4%
Loans Held for Sale	1,550	1,089	24,491	70,889	80,571	12,459	25,489	4.1%	104.6%
Total Net Loans	1,380,241	1,407,267	1,507,163	1,579,595	1,731,317	1,776,961	1,946,490	29.1%	9.5%
Real Estate Owned	5,106	3,906	3,556	4,581	6,701	3,529	3,434	(3.4%)	(2.7%)
Total Intangibles	4,240	4,174	4,128	4,081	4,035	4,186	4,070	(1.4%)	(2.8%)
Total Servicing Rights	139	173	149	161	153	144	-	(100.0%)	(100.0%)
Other Assets	52,447	52,947	53,149	49,640	51,474	55,370	52,847	(0.6%)	(4.6%)
Total Assets	$1,805,504	$1,832,991	$1,937,265	$2,006,146	$2,089,370	$2,186,268	$2,353,716	21.5%	7.7%
Liabilities									
Deposits	$1,460,274	$1,476,939	$1,577,991	$1,646,091	$1,726,798	$1,826,880	$1,940,834	23.0%	6.2%
FHLB Borrowings	50,000	50,000	40,000	40,000	40,000	40,000	40,000	0.0%	0.0%
Repurchase Agreements	90,790	97,837	106,104	99,147	97,584	89,753	136,897	29.0%	52.5%
Bank LOC	-	-	-	-	-	-	-	0.0%	0.0%
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	9,300	9,300	0.0%	0.0%
Other Liabilities	6,819	6,450	7,127	9,307	10,972	10,216	9,658	35.5%	(5.5%)
Total Liabilities	1,617,183	1,640,526	1,740,522	1,803,845	1,884,654	1,976,149	2,136,689	22.8%	8.1%
Equity									
Preferred Equity	22,612	22,449	22,493	22,537	22,582	22,629	23,235	3.3%	2.7%
Common Equity	163,376	166,864	170,244	174,934	180,076	185,195	190,577	11.9%	2.9%
Net Unrealized Gain	2,333	3,152	4,006	4,830	2,058	2,295	3,215	(19.7%)	40.1%
Total Equity	188,321	192,465	196,743	202,301	204,716	210,119	217,027	10.3%	3.3%
Total Liabilities and Equity	$1,805,504	$1,832,991	$1,937,265	$2,006,146	$2,089,370	$2,186,268	$2,353,716	21.5%	7.7%
Balance Sheet Analysis (%)									
Total Gross Loans/Total Assets	77.50	77.86	77.66	76.31	80.19	81.88	82.78		
Loans/Deposits	95.83	96.63	95.34	93.00	97.03	97.99	100.39		
Reserves/Loans	1.47	1.47	1.45	1.45	1.48	1.43	1.41		
Annualized Growth Rates (%)									
Asset Growth Rate	20.62	6.09	14.60	14.78	15.72	18.55	25.30		
Gross Loans HFI	10.56	7.98	15.02	12.51	19.74	27.36	32.58		
Deposit Growth Rate	29.30	4.56	16.12	16.92	18.25	23.18	24.79		

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2006	2007	2008	2009	2010	1 Year Growth Rate
Total Interest Income	$ 50,318	$ 57,077	$ 65,657	$ 84,338	$ 96,658	14.6%
Total Interest Expense	17,880	23,729	23,676	24,809	19,832	(20.1%)
Net Interest Income	32,438	33,348	41,981	59,529	76,826	29.1%
Loan Loss Provision	1,745	1,643	3,979	7,669	9,308	21.4%
Service Charges on Deposits	1,386	1,249	2,059	2,898	3,068	5.9%
Gain/Loss on Sale of Loans	1,114	1,036	426	1,054	2,836	169.1%
Gain/Loss on Sale of Securities	124	6	2	1,538	1,330	(13.5%)
BOLI Revenue	406	455	466	463	430	(7.1%)
Other Noninterest Income	816	2,440	1,413	1,344	1,578	17.4%
Total Noninterest Income	3,846	5,186	4,366	7,297	9,242	26.7%
Salaries and Employee Benefits	12,230	14,167	16,728	20,889	25,511	22.1%
Premises and Equipment Expenses	3,835	4,829	5,424	7,343	8,460	15.2%
Marketing and Advertising	670	552	1,054	1,099	1,058	(3.7%)
Data Processing	1,236	1,231	1,622	2,356	2,629	11.6%
Legal, Accounting and Professional Fees	701	613	1,054	2,731	2,987	9.4%
FDIC Insurance	72.00	449	642	2,743	2,692	(1.9%)
Other Noninterest Expenses	3,080	3,080	4,293	5,612	7,668	36.6%
Total Noninterest Expense	21,824	24,921	30,817	42,773	51,005	19.2%
Net Income Before taxes	12,715	11,970	11,551	16,384	25,755	57.2%
Income taxes	4,690	4,269	4,123	5,965	9,098	52.5%
Net Income	8,025	7,701	7,428	10,419	16,657	59.9%
Preferred Dividends	-	-	177	2,307	1,299	(43.7%)
Net Income Available to Common	**$ 8,025**	**$ 7,701**	**$ 7,251**	**$ 8,112**	**$ 15,358**	**89.3%**
Earnings per Share - Diluted	$ 0.74	$ 0.71	$ 0.62	$ 0.55	$ 0.77	

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Dec 2009	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Growth Rate 2Q2011 vs 2Q2010	Growth Rate 2Q2011 vs 1Q2011
Total Interest Income	$ 22,413	$ 22,508	$ 23,689	$ 24,421	$ 26,040	$ 26,296	$ 28,996	22.4%	10.3%
Total Interest Expense	5,685	5,285	5,072	4,722	4,753	4,790	5,102	0.6%	6.5%
Net Interest Income	16,728	17,223	18,617	19,699	21,287	21,506	23,894	28.3%	11.1%
Loan Loss Provision	2,528	1,689	2,101	1,962	3,556	2,116	3,215	53.0%	51.9%
Service Charges on Deposits	716	730	756	814	768	749	672	(11.1%)	(10.3%)
Gain/Loss on Sale of Loans	104	54	197	739	1,846	1,701	1,106	461.4%	(35.0%)
Gain/Loss on Sale of Securities	1	-	573	260	497	-	591	3.1%	0.0%
BOLI Revenue	115	110	107	108	105	101	100	(6.5%)	(1.0%)
Other Noninterest Income	340	328	377	412	461	382	724	92.0%	89.5%
Total Noninterest Income	1,276	1,222	2,010	2,333	3,677	2,933	3,193	58.9%	8.9%
Salaries and Employee Benefits	5,412	5,675	5,969	6,549	7,318	7,311	7,761	30.0%	6.2%
Premises and Equipment Expenses	1,843	2,092	2,612	2,021	1,735	1,991	2,052	(21.4%)	3.1%
Marketing and Advertising	313	247	281	391	139	234	747	165.8%	219.2%
Data Processing	576	615	643	697	674	689	912	41.8%	32.4%
Legal, Accounting and Professional Fees	690	574	952	655	806	1,136	1,003	5.4%	(11.7%)
FDIC Insurance	278	634	701	692	665	743	600	(14.4%)	(19.2%)
Other Noninterest Expenses	1,515	1,626	1,979	1,924	2,139	2,209	1,858	(6.1%)	(15.9%)
Total Noninterest Expense	10,627	11,463	13,137	12,929	13,476	14,313	14,933	13.7%	4.3%
Net Income Before taxes	4,849	5,293	5,389	7,141	7,932	8,010	8,939	65.9%	11.6%
Income taxes	1,898	1,902	1,942	2,375	2,879	2,874	3,185	64.0%	10.8%
Net Income	2,951	3,391	3,447	4,766	5,053	5,136	5,754	66.9%	12.0%
Preferred Dividends	540	320	324	327	328	320	883	172.5%	175.9%
Net Income Available to Common	$ 2,411	$ 3,071	$ 3,123	$ 4,439	$ 4,725	$ 4,816	$ 4,871	56.0%	1.1%
Earnings per Share - Diluted	$ 0.12	$ 0.16	$ 0.16	$ 0.22	$ 0.23	$ 0.24	$ 0.24		

GAAP Reconciliation

(dollars in thousands except per share data)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Common stockholders' equity	$ 165,709	$ 170,016	$ 174,250	$ 179,764	$ 182,134	$ 187,490	$ 193,792
Less: Intangible assets	(4,379)	(4,347)	(4,277)	(4,242)	(4,188)	(4,330)	(4,070)
Tangible common equity	$ 161,330	$ 165,669	$ 169,973	$ 175,522	$ 177,946	$ 183,160	$ 189,722
Book value per common share	$ 8.48	$ 8.66	$ 8.87	$ 9.14	$ 9.25	$ 9.46	$ 9.76
Less: Intangible book value per common share	(0.22)	(0.22)	(0.22)	(0.22)	(0.22)	(0.21)	(0.20)
Tangible book value per common share	$ 8.26	$ 8.44	$ 8.65	$ 8.92	$ 9.03	$ 9.25	$ 9.56
Total assets	$ 1,805,504	$ 1,832,991	$ 1,937,265	$ 2,006,146	$ 2,089,370	$ 2,186,268	$ 2,353,716
Less: Intangible assets	(4,379)	(4,347)	(4,277)	(4,242)	(4,188)	(4,330)	(4,070)
Tangible assets	$ 1,801,125	$ 1,828,644	$ 1,932,988	$ 2,001,904	$ 2,085,182	$ 2,181,938	$ 2,349,646
Tangible common equity ratio	8.96%	9.06%	8.79%	8.77%	8.53%	8.39%	8.07%

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible common equity to tangible assets by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.